================================================================================
                                                                    EXHIBIT 10.5

                             JASPER COUNTY, INDIANA,

                                     Issuer

                                       AND

                    NORTHERN INDIANA PUBLIC SERVICE COMPANY,

                                     Company

                    ----------------------------------------

                               FINANCING AGREEMENT

                    ----------------------------------------

                          Dated as of December 1, 2003

         The amounts payable to Jasper County, Indiana (the "Issuer") (except for amounts payable to, and certain rights and privileges of, the Issuer under Sections 3.4, 4.2(f), 5.3, 5.9, 5.10, 6.3, 6.4 and 6.5 hereof and any rights of the Issuer to receive any notices, certificates, requests, requisitions or communication hereunder) and certain other rights of the Issuer under this Financing Agreement have been pledged and assigned to National City Bank of Indiana, as Trustee, under the Indenture of Trust dated as of December 1, 2003, from the Issuer.

================================================================================

                               FINANCING AGREEMENT

                                TABLE OF CONTENTS

             (This Table of Contents is not a part of this Agreement
                   and is only for convenience of reference.)

SECTION                                              HEADING                                                     PAGE
ARTICLE I                DEFINITIONS...........................................................................    1

ARTICLE II               REPRESENTATIONS.......................................................................    6

       Section 2.1.      Representations and Covenants by the Issuer...........................................    6
       Section 2.2.      Representations and Covenants by the Company..........................................    7

ARTICLE III              ISSUANCE OF THE BONDS.................................................................    8

       Section 3.1.      Agreement to Issue Bonds; Application of Bond Proceeds................................    8
       Section 3.2.      Investments...........................................................................    8
       Section 3.3.      Arbitrage Covenant....................................................................    9
       Section 3.4.      Costs of Issuance.....................................................................    9

ARTICLE IV               LOAN AND PROVISIONS FOR REPAYMENT.....................................................    9

       Section 4.1.      Loan of Bond Proceeds.................................................................    9
       Section 4.2.      Loan Repayments and Other Amounts Payable.............................................   10
       Section 4.3.      No Defense or Set-Off.................................................................   12
       Section 4.4.      Payments Pledged and Assigned.........................................................   12
       Section 4.5.      Certain Payments to Paying Agent......................................................   13
       Section 4.6.      Payment of the Bonds and Other Amounts................................................   13

ARTICLE V                SPECIAL COVENANTS AND AGREEMENTS......................................................   13

       Section 5.1.      Company to Maintain its Corporate Existence; Conditions under Which
                             Exceptions Permitted..............................................................   13
       Section 5.2.      Financial Statements..................................................................   14
       Section 5.3.      Maintenance and Repair; Insurance; Taxes; Etc.........................................   14
       Section 5.4.      Recordation and Other Instruments.....................................................   14
       Section 5.5.      No Warranty by the Issuer.............................................................   14
       Section 5.6.      Agreement as to Ownership and Use of the Project......................................   15
       Section 5.7.      Company to Furnish Notice of Adjustments of Interest Rate Periods.....................   15
       Section 5.8.      Information Reporting.................................................................   15
       Section 5.9.      Limited Liability of Issuer...........................................................   15
       Section 5.10.     Tax Exempt Status of the Bonds........................................................   16

ARTICLE VI               EVENTS OF DEFAULT AND REMEDIES........................................................   16

       Section 6.1.      Events of Default Defined.............................................................   16
       Section 6.2.      Remedies on Default...................................................................   18
       Section 6.3.      No Remedy Exclusive...................................................................   18
       Section 6.4.      Agreement to Pay Fees and Expenses of Counsel.........................................   19
       Section 6.5.      No Additional Waiver Implied by One Waiver; Consents to Waivers.......................   19

ARTICLE VII              OPTION AND OBLIGATION OF COMPANY TO PREPAY............................................   19

       Section 7.1.      Option to Prepay......................................................................   19
       Section 7.2.      Obligation to Prepay..................................................................   20
       Section 7.3.      Notice of Prepayment; Amount to Be Prepaid............................................   20
       Section 7.4.      Cancellation at Expiration of Term....................................................   21

ARTICLE VIII             MISCELLANEOUS.........................................................................   21

       Section 8.1.      Notices...............................................................................   21
       Section 8.2.      Assignments...........................................................................   21
       Section 8.3.      Severability..........................................................................   21
       Section 8.4.      Execution in Counterparts.............................................................   22
       Section 8.5.      Amounts Remaining in Bond Fund........................................................   22
       Section 8.6.      Amendments, Changes and Modifications.................................................   22
       Section 8.7.      Governing Law.........................................................................   22
       Section 8.8.      Authorized Issuer and Company Representatives.........................................   22
       Section 8.9.      Amendments, Changes and Modifications of Reimbursement Agreements.....................   22
       Section 8.10.     Term of the Agreement.................................................................   23
       Section 8.11.     Insurer as Third Party Beneficiary....................................................   23

         THIS FINANCING AGREEMENT made and entered into as of the first day of December, 2003, by and between JASPER COUNTY, INDIANA, a political subdivision of the State of Indiana (hereinafter sometimes referred to as the "Issuer"), and NORTHERN INDIANA PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of Indiana (hereinafter sometimes referred to as the "Company"),

                              W I T N E S S E T H:

         In consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur shall not constitute or give rise to a pecuniary liability or a charge upon its general credit or against its taxing powers but shall be payable solely out of the proceeds derived from this Financing Agreement and the Bonds, as hereinafter defined):

                                    ARTICLE I

                                   DEFINITIONS

         The following terms shall have the meanings specified in this Article unless the context requires otherwise. The singular shall include the plural and the masculine shall include the feminine.

         "Act" means, collectively, Indiana Code Title 36, Article 7, Chapters
11.9 and 12, as supplemented and amended, and Indiana Code Title 5, Article 1, Chapter 5, as supplemented and amended.

         "Act of Bankruptcy" means the filing of a petition in bankruptcy by or against the Company or the Issuer under the United States Bankruptcy Code.

         "Administrative Expenses" means the reasonable and necessary expenses (including the reasonable value of employee services and reasonable fees and expenses of Counsel) incurred by the Issuer in connection with the Bonds, this Agreement, the Indenture and any transaction or event contemplated by this Agreement or the Indenture.

         "Agreement" means this Financing Agreement between the Issuer and the Company, and all amendments and supplements hereto.

         "Authorized Company Representative" means any person who, at the time, shall have been designated as such by a written certificate furnished to the Issuer, the Remarketing Agent and the Trustee containing the specimen signature of such person and signed on behalf of the Company by any officer of the Company. Such certificate may designate an alternate or alternates.

         "Authorized Issuer Representative" means any person at the time designated to act on behalf of the Issuer by a written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by one of its Commissioners or its County Auditor. Such certificate may designate an alternate or alternates.

         "Bond" or "Bonds" means any one or more of the bonds authorized, authenticated and delivered under the Indenture.

         "Bond Counsel" means nationally recognized municipal bond counsel mutually acceptable to the Issuer, the Trustee and the Company.

         "Bond Fund" means the fund created by Section 702 of the Indenture.

         "Bondholder" or "Owner" or "owner of Bonds" means the Person or Persons in whose name or names a Bond shall be registered on books of the Issuer kept by the Registrar for that purpose in accordance with the terms of the Indenture.

         "Business Day" means a day on which banks located in the city or cities in which the principal offices of the Trustee, the Paying Agent and the Remarketing Agent are located, are not required or authorized to remain closed and on which The New York Stock Exchange is not closed.

         "Code" means the United States Internal Revenue Code of 1986, as amended, and regulations thereunder or under prior law applicable thereto.

         "Company" means Northern Indiana Public Service Company, an Indiana corporation, and its successors and assigns and any surviving, resulting or transferee corporation as permitted under Section 5.1 hereof.

         "Counsel" means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Company or the Trustee) duly admitted to the practice of law before the highest court of any state of the United States of America or of the District of Columbia.

         "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all reasonable expenses (including reasonable fees and expenses of Counsel) incurred under the Indenture and the Tax Agreement other than Ordinary Services and Ordinary Expenses.

         "Force Majeure" means acts of God, strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the governments of the United States or of the State, or any of their departments, agencies or officials, or any other civil or military authority; insurrections; riots; landslides; lightning; earthquakes; fires; tornadoes; volcanoes; storms; droughts; floods; explosions, breakage, or malfunction or accident to machinery, transmission lines, pipes or canals, even if resulting from negligence; civil disturbances; or any other cause not reasonably within the control of the Company.

         "Governing Body" means the County Council of the Issuer.

         The words "hereof," "herein," "hereunder" and other words of similar import refer to this Agreement as a whole.

         "Indenture" means the Indenture of Trust relating to this Agreement between the Issuer and National City Bank of Indiana, as Trustee, of even date herewith, pursuant to which the Bonds are authorized to be issued, including any indentures supplemental thereto or amendatory thereof.

         "Insurance Policy" means the financial guaranty insurance policy issued by the Insurer insuring the payment when due of the principal of and interest on the Bonds as provided therein.

         "Insurer" means Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance company, and its successors and assigns.

         "Issuer" means Jasper County, Indiana, a political subdivision of the State of Indiana, and any successor body to the duties or functions of the Issuer, and, for purposes of any exculpatory and indemnity provisions of this Agreement and the Indenture, the term "Issuer" also includes the Jasper County Economic Development Commission.

         "Loan Repayments" means the payments to be made by the Company pursuant to Section 4.2 of the Agreement.

         "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with notice to the Trustee and the Remarketing Agent, if any.

         "Ordinance" means the Ordinance duly adopted and approved by the Governing Body of the Issuer on September 16, 2003, authorizing the issuance and sale of the Bonds and the execution of this Agreement and the Indenture.

         "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered and those expenses, including reasonable fees and expenses of Counsel, normally incurred by a trustee or paying agent under instruments similar to the Indenture.

         "Outstanding," "outstanding" or "Bonds Outstanding," in connection with the Bonds means, as of the time in question, all Bonds authenticated and delivered under the Indenture, except:

                  A. Bonds theretofore cancelled or required to be cancelled under Section 210 or 712 of the Indenture;

                  B. Bonds which are deemed to have been paid in accordance with Article IX of the Indenture; and

                  C. Bonds (including Bonds which are deemed to have been purchased pursuant to Sections 401(e), 402(c), 403(f) and 404(d) of the Indenture) in substitution for which other Bonds have been authenticated and delivered pursuant to Article II of the Indenture.

In determining whether the Owners of a requisite aggregate principal amount of outstanding Bonds have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions of the Indenture, Bonds which are owned of record by the Company or any affiliate thereof or held by the Trustee for the account of the Company shall be disregarded and deemed not to be Outstanding under the Indenture for the purpose of any such determination (except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned or held shall be disregarded) unless all Bonds are owned by the Company or any affiliate thereof and/or held by the Trustee for the account of the Company, in which case such Bonds shall be considered outstanding for the purpose of such determination. For the purpose of this definition, an "affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Person" means natural persons, firms, partnerships, associations, limited liability companies, corporations, trusts and public bodies.

         "Prior Agreement" means the Financing Agreement dated as of July 1, 1991, entered into by and between the Issuer and the Company in connection with the issuance of the Prior Bonds.

         "Prior Bonds" means the $55,000,000 aggregate principal amount of Jasper County, Indiana Collateralized Pollution Control Refunding Revenue Bonds (Northern Indiana Public Service Company Project) Series 1991, which were previously issued on July 9, 1991 by the Issuer to refund obligations issued to finance a portion of the cost of acquisition, construction and installation of the Project and which Bonds are to be refunded with the proceeds of the Bonds.

         "Prior Indenture" means the Indenture of Trust securing the Prior Bonds between the Issuer and National City Bank of Indiana, successor to Merchants National Bank & Trust Company of Indianapolis, as trustee, and dated as of July 1, 1991.

         "Prior Trustee" means the trustee under the Prior Indenture.

         "Project" means certain air and water pollution control, and sewage and solid waste disposal facilities at Units 17 and 18 of the Company's Rollin M. Schahfer Generating Station located in Jasper County, Indiana and owned by the Company, as described in Exhibit A to the Prior Agreement.

         "Project and Refunding Certificate" means the Company's certificate delivered concurrently with the issuance of the Bonds with respect to certain facts which are within the knowledge of the Company to enable Bond Counsel to determine whether interest on the Bonds is subject to income taxation under applicable provisions of the Code.

         "Recording Officer" means the County Auditor of the Issuer.

         "Registrar" means the Paying Agent as provided in Section 204 of the Indenture.

         "Reimbursement Agreement" means the Insurance Agreement dated as of December __, 2003, by and between the Company and the Insurer, and any and all modifications, amendments and supplements thereto.

         "Remarketing Agent" means the remarketing agent appointed in accordance with Section 1301 of the Indenture and any permitted successor thereto.

         "Revenues" means the amounts pledged under the Indenture to the payment of principal of, premium, if any, and interest on the Bonds, consisting of the following: (i) all amounts payable from time to time by the Company in respect of the indebtedness under this Agreement, and all receipts of the Trustee credited under the provisions of the Indenture against said amounts payable,
(ii) any portion of the net proceeds of the Bonds deposited with the Trustee under Section 703 of the Indenture and (iii) any amounts paid into the Bond Fund, including income on investments. Revenues shall not include any amounts payable by the Company to the Issuer pursuant to Sections 4.2(g), 5.3 and 6.4 of this Agreement.

         "S&P" means Standard & Poor's [Ratings Services], a Division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with notice to the Trustee and the Remarketing Agent, if any.

         "State" means the State of Indiana.

         "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses of the Indenture.

         "Trustee" means National City Bank of Indiana, the trustee named in the Indenture, and any successor Trustee pursuant to Section 1106 or 1109 of the Indenture at the time serving as successor Trustee thereunder.

         All other terms used herein which are defined in the Indenture shall have the same meanings assigned them in the Indenture unless the context otherwise requires.

                                   ARTICLE II

                                 REPRESENTATIONS

         Section 2.1. Representations and Covenants by the Issuer. The Issuer makes the following representations and covenants as the basis for the undertakings on its part herein contained:

                  (a) The Issuer is a duly organized and existing political subdivision of the State.

                  (b) The Issuer has issued and there are now outstanding and unpaid under the Prior Indenture the Prior Bonds in an aggregate principal amount of $55,000,000.

                  (c) The Prior Agreement and Prior Indenture are in full force and effect, without amendment or supplement thereto.

                  (d) No event has occurred and is continuing under the provisions of the Prior Agreement or Prior Indenture which event now constitutes, or with the lapse of time or the giving of notice, or both, would constitute an event of default under any of such prior documents.

                  (e) To provide for the refunding of the Prior Bonds, the Issuer proposes to issue the Bonds in the amount and having the terms and conditions specified in Article II of the Indenture.

                  (f) The Bonds are to be issued under and secured by the Indenture, pursuant to which certain of the Issuer's interests in this Agreement and the respective Revenues derived by the Issuer pursuant to this Agreement will be pledged and assigned to the Trustee as security for payment of the principal of, premium, if any, and interest on the Bonds.

                  (g) The Governing Body of the Issuer has found that the refunding of the Prior Bonds will further the public purposes of the Act.

                  (h) Simultaneously with the execution and delivery of this Agreement and the Indenture and the issuance of the Bonds, there have been deposited with the Prior Trustee the net proceeds of the Bonds (other than accrued interest thereon, if any), which will be used to pay the principal of the outstanding and unpaid Prior Bonds.

                  (i) The Issuer has not assigned and will not assign its interest in this Agreement other than to secure the Bonds.

                  (j) No member of the Board of Commissioners or of the County Council of the Issuer, nor any other officer or member of the Issuer and its Economic Development

         Commission, has any interest, financial, employment or other, in the Company or in the transactions contemplated hereby.

                  (k) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflicts with or results in a breach of the terms, conditions or provisions of any restriction or any agreement or instrument to which the Issuer is now a party or by which it is bound, or constitutes a default under any of the foregoing.

                  (l) When executed by the Board of Commissioners of the Issuer, this Agreement will constitute a valid, binding and enforceable obligation of the Issuer.

         Section 2.2. Representations and Covenants by the Company. The Company makes the following representations and covenants as the basis for the undertakings on its part herein contained:

                  (a) The Company is a corporation duly incorporated under the laws of the State and is validly existing in that State, is qualified to do business as a foreign corporation in all other states and jurisdictions wherein the nature of the business transacted by the Company or the nature of the property owned or leased by it makes such licensing or qualification necessary, has power to enter into and by proper corporate action has been duly authorized to execute and deliver this Agreement.

                  (b) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, conflicts with or results in a breach of any of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement other than the Indenture.

                  (c) There have been issued and there are now outstanding and unpaid under the Prior Indenture the Prior Bonds in an aggregate principal amount of $55,000,000.

                  (d) The Prior Agreement and Prior Indenture are in full force and effect, without amendment or supplement thereto.

                  (e) No event has occurred and is continuing under the provisions of the Prior Agreement or Prior Indenture which event now constitutes, or with the lapse of time or the giving of notice, or both, would constitute an event of default under such prior documents.

                  (f) There will be deposited with the Prior Trustee moneys and securities, including the net proceeds of the Bonds, in amounts sufficient to pay the principal of, premium and accrued interest on all of the outstanding and unpaid Prior Bonds on the dates fixed for redemption.

                  (g) The statements, information and descriptions contained in the Project and Refunding Certificate, as of the date hereof and at the time of the delivery of the Bonds to the initial purchasers thereof, are and will be true, correct and complete, do not and will not contain any untrue statement or misleading statement of a material fact, and do not and will not omit to state a material fact required to be stated therein or necessary to make the statements, information and descriptions contained therein, in the light of the circumstances under which they were made, not misleading, and the estimates and the assumptions contained in the Project and Refunding Certificate, as of the date hereof and at the time of the delivery of the Bonds to the initial purchasers thereof, are and will be reasonable and based on the best information available to the Company.

                  (h) All authorizations, approvals, licenses, permits, consents and orders of any governmental authority, legislative body, board, agency or commission having jurisdiction of the matter which are required for the due authorization of, which would constitute a condition precedent to, or the absence of which would materially adversely affect the due performance by the Company of its obligations under, this Agreement and the consummation of the transactions contemplated hereby have been duly obtained or will be obtained on or before the date of issuance of the Bonds except for such authorizations, approvals, licenses, permits, consents and orders as may be required under the Blue Sky or securities laws of any state in connection with the offering and sale of the Bonds.

                                   ARTICLE III

                              ISSUANCE OF THE BONDS

         Section 3.1. Agreement to Issue Bonds; Application of Bond Proceeds. In order to provide funds to lend to the Company to refund the Prior Bonds, the Issuer agrees that it will issue under the Indenture, sell and cause to be delivered to the initial purchasers thereof, its Bonds in an aggregate principal amount of $55,000,000, bearing interest and maturing as set forth in the Indenture. Upon receipt of the net proceeds the Issuer will (a) deposit in the Bond Fund sums equal to the accrued interest on the Bonds, if any, required to be so deposited pursuant to Section 703 of the Indenture and (b) cause, in accordance with Article IV of the Prior Indenture, the remainder of the proceeds of the Bonds, to be used to pay to the owners of the Prior Bonds that portion of the principal of the Prior Bonds to be retired thereby and cancelled by the Prior Trustee upon the redemption thereof, on the dates fixed for redemption of the Prior Bonds. The Company covenants that on or prior to the date of issuance of the Bonds, such additional amounts as may be required to redeem the Prior Bonds will be deposited with the Prior Trustee pursuant to the Prior Indenture for such purpose.

         Section 3.2. Investments. Any moneys held as a part of the Bond Fund shall be invested or reinvested by the Trustee at the written direction of an Authorized Company Representative as to specific investments, to the extent permitted by law and in particular by the Act, and consented to in writing by the Insurer. In the absence of specific instructions, the Trustee shall invest such moneys in the Armada Money Market Treasury Fund (so long as such fund is rated AAAm-G, AAAm or AAm by S&P) or other money market fund (so long as such fund is rated AAAm-G, AAAm or AAm by S&P) that invests exclusively in short-term U.S. Treasury obligations including repurchase agreements collateralized by such treasury obligations and when-issued securities, U. S. Treasury bills, notes and other securities issued or backed by the U. S. Government.

         The investments so purchased shall be held by the Trustee and shall be deemed at all times a part of the Bond Fund and the interest accruing thereon and any profit realized therefrom shall be credited to such fund, and any losses resulting from such investment shall be charged to such fund and paid by the Company.

         The Company shall not direct the Trustee to make any investments or reinvestments other than those specified in the Act or otherwise permitted by law. In making any such investments, the Trustee may rely on directions delivered to it pursuant to this Section, and the Trustee shall be relieved of all liability with respect to making such investments in accordance with such directions. The Company agrees that to the extent any moneys in the Bond Fund represent moneys held for the payment of the principal of Bonds which have become due at maturity or on a redemption date and the premium, if any, on such Bonds or interest due on Bonds in all cases where Bonds have not been presented for payment and paid or such interest is unclaimed, or to the extent any moneys are held by the Trustee for the payment of the purchase price of Bonds which have not been presented for payment, such moneys shall not be invested.

         Section 3.3. Arbitrage Covenant. The Company covenants that none of the proceeds of the Bonds or the payments to be made under this Agreement, or any other funds which may be deemed to be proceeds of the Bonds pursuant to Section 148(a) of the Code, will be invested or used in such a way, and that no actions will be taken or not taken, to violate or fail to comply with the Tax Agreement and the applicable accounting, segregation, reporting and rebate requirements, if any, of Section 148 of the Code and any regulations promulgated or proposed thereunder.

         Section 3.4. Costs of Issuance. The Company covenants and agrees to pay all costs incurred in connection with the issuance of the Bonds and the Issuer shall have no obligation with respect to such costs.

                                   ARTICLE IV

                        LOAN AND PROVISIONS FOR REPAYMENT

         Section 4.1. Loan of Bond Proceeds. (a) The Issuer agrees, upon the terms and conditions in this Agreement, to lend to the Company the gross proceeds received by the Issuer from the sale of the Bonds in order to refund the Prior Bonds and the Company agrees to apply the gross proceeds of such loan to the refunding of the Prior Bonds.

         (b) The Issuer and the Company expressly reserve the right to enter into, to the extent permitted by law, an agreement or agreements other than this Agreement, with respect to the issuance by the Issuer, under an indenture or indentures other than the Indenture, of obligations to provide additional funds to refund all or any principal amount of the Bonds, or any combination thereof.

         (c) Concurrently with the authentication and delivery by the Issuer of the Bonds, the Company agrees to deliver the Insurance Policy and agrees to pay all payments when due thereunder.

         Section 4.2. Loan Repayments and Other Amounts Payable. (a) On the Business Day prior to each date provided in or pursuant to the Indenture for the payment of principal (whether at maturity or upon redemption or acceleration) of, premium, if any, and/or interest on the Bonds, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company shall pay to the Trustee in immediately available funds, for deposit in the Bond Fund, as a repayment installment of the loans of the proceeds of the Bonds pursuant to Section 4.1 hereof, sums equal to the amounts payable on such interest payment or redemption or acceleration or maturity dates as principal (whether at maturity or upon redemption or acceleration), premium, if any, and interest upon the Bonds as provided in the Indenture.

         Each repayment installment paid pursuant to this Section 4.2(a) shall at all times be sufficient to pay the total amount of interest and principal (whether at maturity or upon redemption or acceleration) and premium, if any, payable on such interest payment or redemption or acceleration or maturity date, as the case may be; provided that the Excess Amount (as hereinafter defined) held by the Trustee in the Bond Fund on any such payment date shall be credited against the payment due on such date; and provided further that, subject to the provisions of the next succeeding sentence, if at any time the amount held by the Trustee in the Bond Fund should be sufficient (and remain sufficient) to pay at the times required the principal of, interest and premium, if any, on the Bonds then remaining unpaid, the Company shall not be obligated to make any further installment payments under this Section 4.2(a). Notwithstanding the provisions of the preceding sentence, if on any date the Excess Amount held by the Trustee in the Bond Fund is insufficient to make the then required payments of principal (whether at maturity or upon redemption or acceleration), interest and premium, if any, on the Bonds due on such date, the Company shall forthwith pay such deficiency as a repayment installment hereunder. The term "Excess Amount" as of any date shall mean the amount in the Bond Fund on such date in excess of the amount required for payment of the principal of the Bonds which have matured at maturity or on a redemption date and the premium, if any, on such Bonds and interest due on Bonds in all cases where Bonds have not been presented for payment and paid or such interest is unclaimed.

         (b) In the event that for any reason moneys in the Bond Fund on any Interest Payment Date or on any payment date of the Bonds (whether at maturity, by redemption or acceleration or otherwise) are insufficient to pay the principal of, premium, if any, or interest due on the Bonds on such date and to the extent the Company has not made payment pursuant hereto, the Company shall pay, and hereby unconditionally agrees to pay, to the Trustee for the account of the Issuer for deposit into the Bond Fund, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, in funds immediately available to the Trustee (i) such sum as shall be necessary, together with other moneys in the account available for the purpose, to pay the amount payable on any such date as interest on the Bonds, as provided in the Indenture and (ii) such sum as shall be necessary, together with other moneys in the account available for the purpose, to pay the amount payable on any such date as principal and premium, if any, on the Bonds as provided in the Indenture. Each payment due under this subsection (c) shall at all times be sufficient, together with any Excess Amount in the Bond Fund available for the purpose, to pay the total amount of interest or interest and principal (whether at stated maturity or by redemption or acceleration) and premium, if any, payable on any such date with respect to the Bonds.

         (c) The Company agrees to pay to the Trustee (i) an amount equal to the annual fee of the Trustee for the Ordinary Services rendered by it and an amount equal to the Ordinary Expenses incurred by it under the Indenture, as and when the same become due, and (ii) the reasonable fees, charges and expenses of the Paying Agent, as Registrar, and as paying agent, as and when the same become due, and (iii) the reasonable fees, charges and expenses of the Trustee for reasonable Extraordinary Services and Extraordinary Expenses, as and when the same become due. In the event the Company should fail to make any of the payments required in this Subsection, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid.

         The Company agrees that the Trustee, its officers, agents, servants and employees, shall not be liable for, and agrees that it will at all times indemnify and hold harmless the Trustee, its officers, agents, servants and employees against, and pay all expenses of the Trustee, its officers, agents, servants and employees, relating to, any lawsuit, proceeding or claim resulting from any action or omission taken or made by or on behalf of the Trustee, its officers, agents, servants and employees pursuant to this Agreement or the Indenture that may be occasioned by any cause (other than the negligence or willful misconduct of the Trustee, its officers, agents, servants and employees). In case any action shall be brought against the Trustee in respect of which indemnity may be sought against the Company, the Trustee shall promptly notify the Company in writing and the Company shall be entitled to assume control of the defense thereof, including the employment of Counsel and the payment of all expenses. The Trustee shall have the right to employ separate Counsel in any such action and participate in the defense thereof, but the fees and expenses of such Counsel shall be paid by the Trustee unless the employment of such Counsel has been authorized by the Company. The Company shall not be liable for any settlement of any such action without its consent, but if any such action is settled with the consent of the Company or if there be final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless the Trustee from and against any loss or liability by reason of such settlement or final judgment.

         (d) The Company agrees to pay to the Remarketing Agent and the Paying Agent, respectively, the reasonable fees, charges and expenses of such Remarketing Agent and Paying Agent.

         (e) In the event the Company shall fail to make any of the payments required in this Article IV with respect to any Bonds, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid and the Company will pay interest on any overdue principal and, to the extent permitted by law, on overdue interest, at the rate of interest borne by the Bonds on the date on which such principal or interest became due and payable.

         (f) The Company agrees to indemnify and hold harmless the Issuer and any member, officer, official or employee of the Issuer against any and all losses, costs, charges, expenses, judgments and liabilities created by or arising out of this Agreement or the Indenture or otherwise incurred in connection with the issuance or remarketing of the Bonds. The Issuer may submit to the Company periodic statements, not more frequently than monthly, for its Administrative Expenses and the Company shall make payment to the Issuer of the full amount of each such statement within 30 days after the Company receives such statement, provided that the Company within such 30 day period may in writing and in good faith specifically protest all or any portion of the amounts included in such statement and in such event the Company shall not be obligated to make payment to the Issuer of the amount which has been protested in such manner until 10 days after such protest shall have been resolved either by agreement between the Issuer and the Company or by an appropriate tribunal. In the event the Company should fail to make any of the payments required in this Subsection when the Company is obligated to do so, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at a rate 1% above the rate of interest then charged by the Trustee on 90 day commercial loans to its prime commercial borrowers until paid.

         Section 4.3. No Defense or Set-Off. The obligation of the Company to make the payments pursuant to this Agreement shall be absolute and unconditional without defense or set-off by reason of any default by the Issuer under this Agreement or under any other agreement between the Company and the Issuer or for any other reason, it being the intention of the parties that the payments required hereunder will be paid in full when due without any delay or diminution whatsoever.

         Section 4.4. Payments Pledged and Assigned. It is understood and agreed that all payments required to be made by the Company pursuant to Section 4.2 hereof (except payments made to the Trustee pursuant to Sections 4.2(c) and 6.4 hereof and payments to be made to the Remarketing Agent and the Paying Agent pursuant to Section 4.2(d) hereof and payments to be made to the Issuer pursuant to Sections 3.4, 4.2(f), 5.3 and 6.4 hereof) and certain rights of the Issuer hereunder are pledged and assigned to the Trustee by the Indenture. The Company consents to such pledge and assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay or cause to be paid to the Trustee all said amounts required to be paid by or for the account of the Company pursuant to
Section 4.2 hereof (except payments to be made to the Remarketing Agent and the Paying Agent pursuant to Section 4.2(d) hereof and payments to be made to the Issuer pursuant to Sections 3.4, 4.2(f), 5.3 and 6.4 hereof). The Project will not constitute any part of the security for the Bonds.

         Section 4.5. Certain Payments to Paying Agent. The Company shall pay to the Paying Agent amounts equal to the amounts to be paid by the Paying Agent pursuant to Sections 401(e), 402(c), 403(f) and 404(d) of the Indenture in respect of Outstanding Bonds, such amounts to be paid by the Company to the Paying Agent on the dates such payments pursuant to Sections 401(e), 402(c), 403(f) and 404(d) of the Indenture are to be made.

         Section 4.6. Payment of the Bonds and Other Amounts. The Bonds shall be payable from payments made by the Company to the Trustee under Section 4.2(a) and Article VII hereof. Payments of principal of, premium, if any, or interest on the Bonds with moneys in the Bond Fund constituting proceeds from the sale of such Bonds or earnings on investments made under the provisions of the Indenture shall be credited against the obligation to pay required by Section 4.2(a) hereof.

         Whenever any Bonds are redeemable in whole or in part at the option of the Company, the Trustee, on behalf of the Issuer, shall redeem the same upon the request of the Company in compliance with the Indenture and such redemption shall constitute payment of amounts required by Section 4.2(a) and Article VII hereof equal to the redemption price of such Bonds.

         Whenever payment or provision therefor has been made in respect of the principal of, premium, if any, or interest on, all or any portion of the Bonds in accordance with the Indenture (whether at maturity or upon redemption or acceleration or upon provision for payment in accordance with Article IX of the Indenture), payments shall be deemed paid to the extent such payment or provision therefor has been made and is considered to be a payment of principal or premium, if any, or interest on such Bonds. If such Bonds are thereby deemed paid in full, the Trustee shall notify the Company and the Issuer that such payment requirement has been satisfied. Subject to the foregoing, or unless the Company is entitled to a credit under this Agreement or the Indenture, all payments shall be in the full amount required by Section 4.2(a) and Article VII hereof.

                                    ARTICLE V

                        SPECIAL COVENANTS AND AGREEMENTS

         Section 5.1. Company to Maintain its Corporate Existence; Conditions under Which Exceptions Permitted. Unless the provisions of Sections 7.1, 7.2 or
7.3 hereof are applicable and the Company elects or is obligated to prepay amounts due thereunder in whole as provided therein, the Company agrees that during the term of this Agreement, it will maintain its corporate existence in the State, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation unless the acquirer of its assets or the corporation with which it shall consolidate or into which it shall merge shall be a corporation organized under the laws of one of the states of the United States of America, is qualified to do business in the State, shall have a net worth immediately subsequent to such acquisition, consolidation or merger at least equal to that of the Company immediately prior to such acquisition, consolidation or merger and shall assume in writing all of the obligations of the Company under this Agreement and the Trustee and the Issuer shall receive an opinion of

Counsel to the effect that such disposition, consolidation or merger complies with this Agreement.

         Section 5.2. Financial Statements. (a) So long as any of the Bonds are Outstanding and the Company files annual and periodic reports with the United States Securities and Exchange Commission, the Company shall furnish, a copy of its most recent Form 10-K Annual Report and Form 10-Q Quarterly Report filed with United States Securities and Exchange Commission to the Trustee, to the Insurer and to the owner, or any beneficial owner, of any Bond who shall have requested the same in writing. The Trustee shall have no responsibility with respect to such reports, including the review of the contents thereof, except to make them available for reasonable examination by the owner of any Bond upon request. Each Form 10-K Annual Report shall be accompanied by a certificate of the regular independent certified public accountants of the Company that the financial statements therein have been prepared in accordance with generally accepted accounting principles.

         (b) In the event that the Company no longer files annual and periodic reports with the United States Securities and Exchange Commission, and so long as any of the Bonds are outstanding, the Company shall furnish to the Trustee, to the Insurer and to the owner or any beneficial owner of any Bond who shall have requested the same in writing a copy of its most recent audited annual financial statements, accompanied by a certificate of the regular independent certified public accountants of the Company that such financial statements have been prepared in accordance with generally accepted accounting principles, and a copy of its most recent unaudited quarterly financial statements, if any. The Trustee shall have no responsibility with respect to such financial statements, including the review of the contents thereof, except to make them available for reasonable examination by the owner of any Bond upon request.

         Section 5.3. Maintenance and Repair; Insurance; Taxes; Etc. The Company shall maintain or cause to be maintained the Project in good repair and keep it properly insured and shall pay or cause to be paid all costs thereof. The Company shall pay or cause to be paid all taxes, special assessments, and all governmental, utility and other charges with respect to the Project.

         Section 5.4. Recordation and Other Instruments. The Company shall cause such security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve, protect and perfect the security of the Owners of the Bonds and the rights of the Trustee, and to perfect the security interest created by the Indenture. The Company agrees to abide by the provisions of
Section 604 of the Indenture to the extent applicable to the Company.

         Section 5.5. No Warranty by the Issuer. The Issuer makes no warranty, either express or implied, as to the Project or that it will be suitable for the purposes of the Company or needs of the Company.

         Section 5.6. Agreement as to Ownership and Use of the Project. The Issuer and the Company agree that title to the Project shall be in and remain in the Company, and that such Project shall be the sole property of the Company, in which the Issuer shall have no interest.

         Section 5.7. Company to Furnish Notice of Adjustments of Interest Rate Periods. The Company is hereby granted the option to designate from time to time changes in the type of Interest Rate borne by the Bonds in the manner and to the extent set forth in Article III of the Indenture. In the event the Company elects to exercise any such option, the Company agrees that it shall cause notices of such changes to be given to the Issuer, the Trustee, the Paying Agent and the Remarketing Agent in accordance with Article III of the Indenture.

         Section 5.8. Information Reporting. The Issuer covenants and agrees that, upon the direction of the Company or Bond Counsel, it will mail or cause to be mailed to the Secretary of the Treasury (or his designee as prescribed by regulation, currently the Internal Revenue Service Center, Ogden, Utah 84201) a statement setting forth the information required by Section 149(e) of the Code, which statement shall be in the form of the Information Reporting Statement (Form 8038) of the Internal Revenue Service (or any successor form).

         Section 5.9. Limited Liability of Issuer. Any obligation or liability of the Issuer created by or arising out of this Agreement or otherwise incurred in connection with the issuance of the Bonds (including without limitation any liability created by or arising out of the representations, warranties or covenants set forth herein or otherwise) shall not impose a debt or pecuniary liability upon the Issuer or the State or any political subdivision thereof, or a charge upon the general credit or taxing powers of any of the foregoing, but shall be payable solely out of the Revenues or other amounts payable by the Company to the Issuer hereunder or otherwise (including without limitation any amounts derived from indemnifications given by the Company).

         Neither the issuance of the Bonds nor the delivery of this Agreement shall, directly or indirectly or contingently, obligate the Issuer or the State or any political subdivision thereof to levy any form of taxation therefor or to make any appropriation for their payment. Nothing in the Bonds or in the Indenture or this Agreement or the proceedings of the Issuer authorizing the Bonds or in the Act or in any other related document shall be construed to authorize the Issuer to create a debt of the Issuer or the State or any political subdivision thereof within the meaning of any constitutional or statutory provision of the State. The principal of, premium, if any, and interest on the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and available therefor under this Agreement and the Insurance Policy. Neither the State nor any political subdivision thereof shall in any event be liable for the payment of the principal of, premium, if any, or interest on the Bonds or for the performance of any pledge, obligation or agreement of any kind whatsoever which may be undertaken by the Issuer. No breach of any such pledge, obligation or agreement may impose any pecuniary liability upon the Issuer or the State or any political subdivision thereof, or any charge upon the general credit or against the taxing power of the Issuer or the State or any political subdivision thereof.

         Section 5.10. Tax Exempt Status of the Bonds. The Company hereby covenants for the benefit of the Owners of the Bonds and the Issuer that it (a) has not taken, and will not take or permit to be taken on its behalf, any action which would adversely affect the exclusion of interest on the Bonds from gross income of the recipients thereof for federal income tax purposes and (b) will take, or cause to be taken, such actions as may, from time to time, be required under applicable law or regulation to continue to cause the interest on the Bonds to be so excluded. The Company hereby acknowledges that in the event of an examination by the Internal Revenue Service of the exclusion of interest on the Bonds from the gross income of the Owners thereof for federal income tax purposes under current regulations, the Internal Revenue Service will treat the Issuer as the "taxpayer" in such examination. The Company and the Issuer each agree that it will respond in a commercially reasonable manner to any inquiries from the Internal Revenue Service in connection with such an examination. The Issuer hereby covenants that it will cooperate with the Company, at the Company's expense and at its direction, in connection with such examination.

         The Company covenants and agrees to comply with the Tax Agreement and to notify the Trustee and the Issuer of the occurrence of any event of which the Company has notice and which event would require the Company to prepay the Bonds in accordance with Section 7.2 hereof.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

         Section 6.1. Events of Default Defined. The following shall be "events of default" under this Agreement with respect to the Bonds and the terms "event of default" or "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

                  (a) Failure by the Company to pay when due any amounts required to be paid under Section 4.2(a) hereof or any amount required to be paid under Section 4.2(c) hereof, which failure results in an event of default under subparagraphs (a) or (b) of Section 1001 of the Indenture; or

                  (b) Failure by the Company to pay or cause to be paid any payment required to be paid under Section 4.5 hereof, which failure results in an event of default under subparagraph (e) of Section 1001 of the Indenture; or

                  (c) Any material breach by the Company of a representation or warranty made in this Agreement or failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Agreement, other than as referred to in (a) and (b) above, for a period of 60 days after written notice, specifying such failure and requesting that it be remedied, and stating that such notice is a "Notice of Default" hereunder, given to the Company by the Trustee or to the Company and the Trustee by the Issuer, unless the Issuer, the Insurer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer, the Insurer and the Trustee will not unreasonably withhold their consent to an extension of such time if corrective action is instituted within the applicable period and diligently pursued until the failure is corrected and the fact of such non-correction, corrective action or diligent pursuit is evidenced to the Trustee by a certificate of an Authorized Company Representative; or

                  (d) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction seeking (i) liquidation, reorganization, dissolution, winding-up or composition or adjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or cause shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and shall continue in effect for a period of 90 days; or an order for relief against the Company shall be entered against the Company in an involuntary case under the United States Bankruptcy Code (as now or hereafter in effect) or other applicable law; or

                  (e) The Company shall admit in writing its inability to pay its debts generally as they become due or shall file a petition in voluntary bankruptcy or shall make any general assignment for the benefit of its creditors, or shall consent to the appointment of a receiver or trustee of all or substantially all of its property, or shall commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), or shall file in any court of competent jurisdiction a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or shall fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such United States Bankruptcy Code or other applicable law; or

                  (f) Dissolution or liquidation of the Company; provided that the term "dissolution or liquidation of the Company" shall not be construed to include the cessation of the corporate existence of the Company resulting either from a merger or consolidation of the Company into or with another corporation or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety, under the conditions permitting such actions contained in Section 5.1 hereof; or

                  (g) The occurrence of an "event of default" under the Indenture.

         The foregoing provisions of Section 6.1(c) are subject to the following limitations: If by reason of Force Majeure the Company is unable in whole or in part to carry out its agreements on its part herein contained other than the obligations on the part of the Company contained in Article IV and Section 5.3 hereof the Company shall not be deemed in default during the continuance of such inability. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreements; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the sole judgment of the Company unfavorable to the Company.

         Section 6.2. Remedies on Default. Whenever any event of default referred to in Section 6.1 hereof shall have happened and be continuing, the Trustee, as assignee of the Issuer:

                  (a) shall, by notice in writing to the Company declare the unpaid indebtedness under Section 4.2(a) hereof to be due and payable immediately, if concurrently with or prior to such notice the unpaid principal amount of the Bonds shall have been declared to be due and payable, and upon any such declaration the same (being an amount sufficient, together with other moneys available therefor in the Bond Fund, to pay the unpaid principal of, premium, if any, and interest accrued on the Bonds) shall become and shall be immediately due and payable; and

                  (b) may take whatever action at law or in equity may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due hereunder or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

         Any amounts collected pursuant to action taken under this Section 6.2 shall be paid into the Bond Fund (unless otherwise provided in this Agreement) and applied in accordance with the provisions of the Indenture. No action taken pursuant to this Section 6.2 shall relieve the Company from the Company's obligations pursuant to Section 4.2 or 4.6 hereof.

         No recourse shall be had for any claim based on this Agreement against any officer, director or stockholder, past, present or future, of the Company as such, either directly or through the Company, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

         Nothing herein contained shall be construed to prevent the Issuer from enforcing directly any of its rights under Sections 3.4, 4.2(f), 5.3, 5.9, 5.10, 6.3, 6.4 and 6.5 hereof.

         Section 6.3. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee, and the Owners of the

Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

         Section 6.4. Agreement to Pay Fees and Expenses of Counsel. In the event the Company should default under any of the provisions of this Agreement and the Issuer, the Paying Agent or the Trustee should employ Counsel or incur other expenses for the collection of the indebtedness hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Trustee, the Paying Agent, the Issuer or, if so directed by the Issuer, to the Counsel for the Issuer, the reasonable fees and expenses of such Counsel and such other expenses (to the extent reasonable) so incurred by or on behalf of the Issuer, the Paying Agent or the Trustee.

         Section 6.5. No Additional Waiver Implied by One Waiver; Consents to Waivers. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be effective unless in writing and signed by the party making the waiver. The Issuer shall have no power to waive any default hereunder by the Company without the consent of both the Trustee and the Insurer to such waiver. The Trustee and the Insurer acting jointly shall have power to waive any default by the Company hereunder, except a default under Section 3.4, 4.2(f), 5.3, 5.9, 5.10, 6.3 or 6.4, without the prior written concurrence of the Issuer. Notwithstanding the foregoing, if, after the acceleration of the maturity of the outstanding Bonds by the Trustee pursuant to
Section 1002 of the Indenture, (i) all arrears of principal of and interest on the outstanding Bonds and interest on overdue principal and (to the extent permitted by law) on overdue installments of interest at the rate of interest borne by the Bonds on the date on which such principal or interest became due and payable and the premium, if any, on all Bonds then Outstanding which have become due and payable otherwise than by acceleration, and all other sums payable under the Indenture, except the principal of and the interest on such Bonds which by such acceleration shall have become due and payable, shall have been paid, (ii) all other things shall have been performed in respect of which there was a default, (iii) there shall have been paid the reasonable fees and expenses of the Trustee and of the Owners of such Bonds, including reasonable attorneys' fees and expenses paid or incurred and (iv) such event of default under the Indenture shall be waived in accordance with Section 1009 of the Indenture with the consequence that such acceleration under Section 1002 of the Indenture is rescinded, then the Company's default hereunder shall be deemed to have been waived and its consequences rescinded and no further action or consent by the Trustee or the Issuer or the Insurer shall be required.

                                   ARTICLE VII

                   OPTION AND OBLIGATION OF COMPANY TO PREPAY

         Section 7.1. Option to Prepay. The Company shall have, and is hereby granted, the option to prepay the payments due hereunder in whole or in part at any time or from time to time (a) to provide for the redemption of all or a portion of the Bonds pursuant to the provisions of

Section 501(a) of the Indenture, (b) to provide for the extraordinary optional redemption of all or a portion of the Bonds pursuant to the provisions of
Section 501(b) of the Indenture, or (c) to provide for the defeasance of the Bonds pursuant to Article IX of the Indenture. In the event the Company elects to provide for the redemption of Bonds as permitted by this Section, the Company shall notify and instruct the Trustee in accordance with Section 7.3 hereof to redeem all or any portion of the Bonds in advance of maturity.

         Section 7.2. Obligation to Prepay. In the event the Bonds or portions thereof become subject to special mandatory redemption pursuant to Section 501(c) of the Indenture, the Company covenants and agrees to prepay the amounts due and to become due hereunder in an amount sufficient to redeem such Bonds or portions thereof on the applicable redemption dates of the Bonds, which redemption shall occur not later than 180 days after the occurrence of a Determination of Taxability.

         Section 7.3. Notice of Prepayment; Amount to Be Prepaid. (a) Unless otherwise provided in Section 7.1 or 7.2 hereof, following either (i) the exercise of the options granted to the Company in Section 7.1 hereof, or (ii) the occurrence of the event described in Section 7.2 hereof, the Company shall give at least forty-five (45) days written notice to the Issuer, to the Insurer, to the Trustee, to the Paying Agent and to the Remarketing Agent, if any of the Bonds shall then be unpaid or provision for payment shall not have been made in accordance with the provisions of the Indenture. On the date fixed for redemption of the Bonds or portions thereof, there shall be deposited with the Trustee from payments by the Company as required by Section 7.1 or 7.2 hereof, as appropriate, for payment into the Bond Fund the amount required in subsection
(b) of this Section. The notice shall provide for the date of the application of the prepayment made by the Company hereunder to the redemption of the Bonds or portions thereof in whole or in part pursuant to call for redemption, shall specify the redemption date and shall be given to the Trustee, the Paying Agent, the Issuer and the Remarketing Agent in accordance with the provisions of the Indenture for the redemption of Bonds or portions thereof.

         (b)      The prepayment payable by the Company hereunder upon either
(i) the exercise of the options granted to the Company in Section 7.1 hereof, or
(ii) the occurrence of the event specified in Section 7.2 shall be, to the extent applicable and except as otherwise provided in Article V of the Indenture, the sum of the following:

                  (1) the amount of money which, when added to the amount on deposit in the Bond Fund prior to the prepayment being made and available for such purpose, will be sufficient to provide all funds necessary to redeem the Bonds or portions thereof designated in the notice specified in subsection (a) of this Section to be redeemed on the date set forth in the notice, including, without limitation, principal, premium, if any, and all interest to accrue to said redemption date and redemption expenses; plus

                  (2) in the event all of the Bonds are to be redeemed, an amount of money equal to all Administrative Expenses and the Trustee's, Remarketing Agent's and Paying Agent's fees and expenses under the Indenture accrued and to accrue until the final payment and redemption of the Bonds.

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

         (c) Any prepayment made pursuant to Section 7.1 or 7.2 hereof shall be deposited into the Bond Fund. No prepayment or investment of the proceeds thereof shall be made which shall cause the Bonds to be "arbitrage bonds" within the meaning of Section 148(a) of the Code.

         Section 7.4. Cancellation at Expiration of Term. At the acceleration, termination or expiration of the term of this Agreement and following full payment of the Bonds or provision for payment thereof and of all other fees and charges having been made in accordance with the provisions of this Agreement and the Indenture, the Issuer shall deliver to the Company any documents and take or cause the Trustee to take such actions as may be necessary to effectuate the cancellation and evidence the termination of this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1. Notices. All notices, certificates or other communications shall be sufficiently given in writing and shall be deemed given on the day on which the same have been sent by confirmed, facsimile transmission or when mailed by first class mail, postage prepaid, or by certified mail, postage prepaid, addressed as follows: if to the Issuer, at Rensselaer, Indiana 47978, Facsimile No.: 219-866-4940, Telephone No.: 219-866-4930, Attention: County Auditor; if to the Company, at 801 East 86th Avenue, Merrillville, Indiana 46410, Facsimile No. 219-647-6180, Telephone No.: 219-647-5520, Attention:
Treasurer; if to the Trustee, at 101 W. Washington, Suite 655 South, Indianapolis, Indiana 46255, Facsimile No. 317-267-7658, Telephone No.:
317-267-8872, Attention: Corporate Trust Department; if to the Paying Agent, at 101 W. Washington, Suite 655 South, Indianapolis, Indiana 46255, Facsimile No. 317-267-7658, Telephone No.: 317-267-8872, Attention: Corporate Trust Department; if to the Insurer, at One State Street Plaza, New York, New York 10004, Facsimile No.: (212) 797-5725, Telephone No. (212) 668-0340, Attention:
Global Utilities Surveillance Department; and, if to the Remarketing Agent, at 1221 Avenue of the Americas, New York, New York 10020, Facsimile No. 212-296-2771, Telephone No. 212-296-7612, Attention: Municipal Note Trading Desk. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Company to the other shall also be given to the Trustee. The Issuer, the Company, the Trustee, the Paying Agent and the Remarketing Agent may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         Section 8.2. Assignments. This Agreement may not be assigned by either party without consent of the other and the Insurer, except that the Issuer shall assign to the Trustee its rights under this Agreement (except under Sections 3.4, 4.2(f), 5.3, 5.9, 5.10, 6.3, 6.4 and 6.5 hereof) as provided by Section 4.4 hereof, and the Company may assign its rights under this Agreement to any transferee or any surviving or resulting corporation as provided by Section 5.1 hereof.

         Section 8.3. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.

         Section 8.4. Execution in Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 8.5. Amounts Remaining in Bond Fund. It is agreed by the parties hereto that after payment in full of (i) the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture), (ii) the fees, charges and expenses of the Trustee related to the Bonds in accordance with the Indenture, (iii) the Administrative Expenses related to the Bonds, (iv) the fees and expenses of the Remarketing Agent, the Paying Agent and the Issuer related to the Bonds and (v) all other amounts required to be paid under this Agreement and the Indenture, any amounts remaining in the Bond Fund shall belong to and be paid to the Company by the Trustee[; provided, that if there remain reimbursement obligations of the Company under the Reimbursement Agreement, such moneys remaining in the Bond Fund shall be paid by the Trustee to the Insurer upon written direction of the Insurer].

         Section 8.6. Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by written instrument executed by the Issuer and the Company, and only if the written consent of the Trustee and the Insurer thereto is obtained. Subject to the written consent of the Trustee and the Insurer, the Issuer and the Company agree to enter into such amendments, changes and modifications to this Agreement (i) as may be required by the provisions of this Agreement or the Indenture, (ii) for the purpose of curing any ambiguity, formal defect or omission in this Agreement or in connection with any other change therein provided no such action is to the prejudice of the Trustee or the Owners of the Bonds, (iii) to describe more fully or to amplify or correct the description of any property pledged by this Agreement or intended so to be or (iv) to preserve the exemption from federal income taxes of interest on the Bonds, or any of them.

         Section 8.7. Governing Law. This Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State.

         Section 8.8. Authorized Issuer and Company Representatives. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required to take some action at the request of the other, such approval of such request shall be given for the Issuer by the Authorized Issuer Representative and for the Company by the Authorized Company Representative, and the other party hereto and the Trustee shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Trustee as a result of any such action taken.

         Section 8.9. Amendments, Changes and Modifications of Reimbursement Agreements. The Company hereby agrees and undertakes to promptly furnish or cause to be promptly furnished to the Trustee a copy of any amendment, change or modification of the Reimbursement Agreement.

         Section 8.10. Term of the Agreement. This Agreement shall be in full force and effect from its date to and including such date as all of the Bonds issued under the Indenture shall have been fully paid or retired (or provision for such payment shall have been made as provided in the Indenture), provided that all representations and certifications by the Company as to all matters affecting the tax-exempt status of the Bonds and the covenants of the Company in Sections 4.2(c) and 4.2(f) shall survive the termination of this Agreement.

         Section 8.11. Insurer as Third Party Beneficiary. The Insurer is a third-party beneficiary to this Agreement.

         IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

                                         BOARD OF COMMISSIONERS OF JASPER
                                            COUNTY, INDIANA

                                         By: /s/ Richard E. Maxwell

                                         By: /s/ Gary A. Green

                                         By: /s/ Willis Petterson

(SEAL)

Attest:

By: /s/ Rita J. Steele
        County Auditor

                                         NORTHERN INDIANA PUBLIC SERVICE COMPANY

                                         By: /s/ David J. Vajda
                                             Title: Treasurer

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